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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (317) 808-6000

Item 7(c). Exhibits

99
Press Release, dated April 30, 2003, announcing the results of operations and financial condition of Duke Realty Corporation for the three months ended March 31, 2003.

Item 9. Regulation FD Disclosure

        On April 30, 2003, Duke Realty Corporation, the general partner of Duke Realty Limited Partnership, issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2003. This press release is attached hereto as Exhibit 99. The information contained in this Current Report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the SEC in Release No. 34-47583.

Item 12. Results of Operations and Financial Condition

        See Item 9.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP
	By:	Duke Realty Corporation, its sole general partner
	By:	/s/ Matthew A. Cohoat Matthew A. Cohoat Senior Vice President and Corporate Controller
Dated: May 1, 2003

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QuickLinks

  Item 7(c). Exhibits
  Item 9. Regulation FD Disclosure
  Item 12. Results of Operations and Financial Condition
SIGNATURES